MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Jan-97
Reporting Month:  December


                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment    Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor     Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%   $1,000.00    31-Dec-96  3.06102343  3.06102343 18.8673876 $188,646,936.99 0.57704312
Merit4 A2  $42,573,000.00 11.00%   $1,000.00    31-Dec-96 12.50000000 12.5000000   0.0000000  $42,573,000.00 1.00000000

          $369,493,000.00                                                                    $231,219,936.99

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Jan-97
Reporting Month       December

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments(1) Losses(2)   Insured Balance  Ending Coverage
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.60% $16,773,132.24 $(67,804.65)   $325,403.93 $247,724,566.60  6.66% $16,504,629.71

                                     Beginning   Current                           Ending
                                     Balance     Deposits    Withdrawal for Losses DPR Balance
Discount Principal Reserve Account   $0.00       $18,624.01  $18,624.01            $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 32.05% $2,987,981.88 $0.00       $0.00  $9,308,951.62   32.10% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                           $301,249.66

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                69         $10,693,546             4.32%
60+ Days                30          $4,506,620             1.82%
90+ Days                47          $8,714,822             3.52%
Foreclosure             28          $4,735,410             1.91%
REO                     21          $5,367,557             2.17%

Totals                 195         $34,017,955            13.73%


Advances on Delinquencies                                      $283,977.96
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustment to Pool Overcollaterlization for incorrect Loss Allocation on December 30, 1996 payment.
(2) Adjustment and Losses are first charged/credited to Discount Principal Reserve, second to interest from the Overcollateralization amount, and third to Pool Overcollateralization, if Discount Principal would otherwise be less than $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:     28-Jan-97
Report Date:      December

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,868,804.93            Interest Payments       $1,532,872.28
Principal                                     $6,168,126.38            Principal Payments      $6,168,126.38
Deposits From Discount Principle Reserve Fund    $18,624.01            Surplus                   $301,249.66
Other Deposits                                        $0.00            FSA Fee                    $34,682.99
                                                                       Discount Principal Reserve $18,624.01

Total Deposit                                 $8,055,555.32            Total Withdrawals       $8,055,555.32

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Jan-97
Reporting Month:  December

                      Class
                    Interest       Beginning       Interest      Interest      Principal        Total    Applied  Ending
  Class               Rate          Balance         Accrual       Payment       Payment     Distribution Losses   Balance
Merit4 A1           6.164060%  $194,815,063.37 $1,000,709.78 $1,000,709.78  $6,168,126.38 $7,168,836.16  $0.00   $188,646,936.99
Merit4 A2          15.000000%   $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50  $0.00    $42,573,000.00
                               $237,388,063.37 $1,532,872.28 $1,532,872.28  $6,168,126.38 $7,700,998.66  $0.00   $231,219,936.99

  Class             CUSIP     Priority     Principal Type  Interest Type
Merit4 A1           589962AJ8 Senior       Sequential      Floater
Merit4 A2           589962AK5 Senior       Sequential      Floater